UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2016

TREX COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14649	54-1910453
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

160 Exeter Drive Winchester, Virginia	22603-8605
(Address of principal executive offices)	(Zip Code)

(540) 542-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On January 12, 2016, Trex Company, Inc. (the “Company”), as borrower; Bank of America, N.A. (“BOA”), as a Lender, Administrative Agent, Swing Line Lender and L/C Issuer; and certain other lenders including Citibank, N.A. (“Citi”), Capital One, N.A., and SunTrust Bank (each a “Lender” and collectively, the “Lenders”) arranged by Bank of America Merrill Lynch as Sole Lead Arranger and Sole Bookrunner, entered into a Third Amended and Restated Credit Agreement and also the First Amendment to the Third Amended and Restated Credit Agreement (together, the “Third Amended Credit Agreement”) to amend and restate the Second Amended and Restated Credit Agreement dated as of November 20, 2014, as amended (the “Second Amended and Restated Credit Agreement”), by and among the Company, as borrower; Branch Banking and Trust Company (“BB&T”), as a lender, Administrative Agent, Swing Line Lender and L/C Issuer; Citi and BOA, each as a lender; and BB&T Capital Markets, as lead arranger. In connection, with the Third Amended Credit Agreement, BB&T withdrew from the credit facility and assigned its role as Administrative Agent to BOA.

The Third Amended Credit Agreement

Under the Third Amended Credit Agreement, the Lenders agreed to provide the Company with one or more revolving loans in a collective maximum principal amount of $250,000,000 from January 1 through June 30 of each year and a maximum principal amount of $200,000,000 from July 1 through December 31 of each year throughout the term, which ends January 12, 2021. Previously, under the Second Amended and Restated Credit Agreement, BB&T, Citi and BOA agreed to provide the Company with one or more revolving loans in a collective maximum principal amount of $150,000,000 from January 1 through June 30 of each year and a maximum principal amount of $100,000,000 from July 1 through December 31 of each year throughout the term, which would have ended on November 20, 2019 if not replaced by the Third Amended and Restated Credit Agreement.

Included within the revolving loan limit are sublimits for a letter of credit facility in an amount not to exceed $15,000,000; and Swing Line Loans in an aggregate principal amount at any time outstanding not to exceed $5,000,000. The revolving loans, the letter of credit facility and the swing advance loans are for the purpose of raising working capital and supporting general business operations.

The Revolving Loans, Swing Line Loans, and Letter of Credit Facility

The Revolving Loans, the Swing Line Loans and the Letter of Credit facility provide the Company, in the aggregate, the ability to borrow a principal amount not to exceed $250,000,000 from January 1 through June 30 of each year and a maximum principal amount of $200,000,000 from July 1 through December 31 of each year (the “Revolving Loan Limit”). The Company is not obligated to borrow any amount under the Revolving Loan Limit. As a result of this transaction, the Company paid off the amount of the loans outstanding and borrowed approximately $20 million under the Revolving Loans. Within the Revolving Loan Limits, the Company may borrow, repay, and reborrow, at any time or from time to time while the Revolving Loans are in effect.

Base Rate Loans (as defined in the Third Amended Credit Agreement) under the Revolving Loans and the Swing Line Loans accrue interest at the Base Rate plus the Applicable Rate (as defined in the Third Amended Credit Agreement) and Eurodollar Rate Loans for the Revolving Loans and Swing Line Loans accrue interest at the Adjusted London InterBank Offered Rate plus the Applicable Rate (as defined in the Third Amended Credit Agreement).

The Base Rate for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its prime rate and (c) the Eurodollar Rate plus 1.0%.

The Applicable Rate means the following percentages per annum, based upon the Consolidated Debt to Consolidated EBITDA Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent as set forth in the Third Amended Credit Agreement:

Pricing Tier	Consolidated Debt to Consolidated EBITDA Ratio	Eurodollar Rate Loans / Letter of Credit Fee	Base Rate Loans	Commitment Fee
1	≥ 2.50:1.00	1.90%	0.90%	0.30%
2	< 2.50:1.00 but ≥ 2.00:1.00	1.65%	0.65%	0.25%
3	< 2.00:1.00 but ≥ 1.50:1.00	1.40%	0.40%	0.20%
4	< 1.50:1.0	1.15%	0.15%	0.15%

Repayment of all then outstanding principal, interest, fees and costs is due on January 12, 2021.

Letter of Credit

The Letter of Credit facility provides that upon application by the Company, BOA shall issue to the Company’s credit one or more letters of credit in the aggregate amount of up to $15,000,000, or such lesser amount as may be required by law. The Company shall reimburse BOA for all amounts payable, including interest, under a Letter of Credit at the earlier of (i) the date set forth in the application or (ii) one business day after the payment under such Letter of Credit by BOA.

Assignment of Amended and Restated Credit Line Deed of Trust, Substitution of Trustee and Amendment to Amended and Restated Credit Line Deed of Trust

The Amended and Restated Credit Line Deed of Trust, as previously modified (the “Amended Virginia Deed of Trust”) granted the lenders under the Second Amended and Restated Credit Agreement security interest in the real property owned by the Company located in the County of Frederick, Virginia and the City of Winchester, Virginia (the “Winchester Property”). Under the Amended Virginia Deed of Trust, the Company granted to the trustee named in the Amended Virginia Deed of Trust certain collateral, all as more specifically described in the Amended Virginia Deed of Trust, together with all reasonable costs and expenses incurred by BB&T as Administrative Agent in connection with the collection of such awards, payments and proceeds, including, without limitation, reasonable attorneys’ fees.

The Assignment of Amended and Restated Credit Line Deed of Trust, Substitution of Trustee and Amendment (the “Virginia Assignment”) assigned to BOA in its capacity as successor administrative agent on behalf of the Lenders, all of BB&T’s right, title and interest in and to the security under the Amended Virginia Deed of Trust in its capacity as resigning administrative agent on behalf of the lenders identified in the Second Amended and Restated Credit Agreement. The Virginia Assignment also substituted the trustee identified under the Amended Virginia Deed of Trust and installed PRLAP, INC. as the successor trustee.

Amended and Restated Deed of Trust

Amended and Restated Deed of Trust (the “Amended Nevada Deed of Trust”) amends and restates certain terms of the Nevada Deed of Trust dated January 6, 2012 and as modified on November 20, 2104. The Amended Nevada

Deed of Trust grants to the Lenders a security interest in the real property owned by the Company located in the City of Fernley, County of Lyon, State of Nevada (the “Nevada Property”). Under the Amended Nevada Deed of Trust, the Company grants to the trustee named in the Nevada Deed of Trust certain collateral, all as more specifically described in the Amended Nevada Deed of Trust, together with all reasonable costs and expenses incurred by BOA as Administrative Agent in connection with the collection of such awards, payments and proceeds, including, without limitation, reasonable attorneys’ fees.

The Amended Nevada Deed of Trust, as modified, secures the Company’s obligations under the Third Amended Credit Agreement and other Loan Documents (as defined in the Second Amended Credit Agreement).

Third Amended and Restated Security and Pledge Agreement and Notices of Grant of Security Interest in Copyrights and Trademarks

Under the terms of the Third Amended and Restated Security and Pledge Agreement, the Company, subject to certain permitted encumbrances, as collateral security for the above-stated loans and all other present and future indebtedness of the Company owing to the Lenders grants to BOA, as Administrative Agent for the Lenders, a continuing security interest in certain collateral, all as more specifically described in the Third Amended and Restated Security and Pledge Agreement.

The security interests granted to BOA, as Administrative Agent in the Third Amended and Restated Security and Pledge Agreement for the ratable benefit of the Lenders secures: (a) the payment and performance of the Obligations (as defined in the Third Amended Credit Agreement); and (b) certain reasonable costs and expenses as more specifically described therein. In addition, the Company has granted as collateral security for the above-stated loans and all other present and future indebtedness of the Company owing to the Lenders grants to BOA, as Administrative Agent under the Third Amended and Restated Credit Agreement for the Lenders a continuing security interest in certain patents and trademarks.

Transaction Fees

As a result of the transaction and excluding legal and accounting fees payable as a result of the transaction, the Company incurred closing fees equal to $335,710.00.

All capitalized terms used in this section but not otherwise defined herein or in the Third Amended Credit Agreement shall have the meanings provided for by the Uniform Commercial Code.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 1.02.

Effective as of January 12, 2016, the following were terminated:

1.	Revolver Note dated November 20, 2014 payable by the Company to Branch Banking and Trust Company in the amount of the lesser of $80,000,000 or the outstanding revolver advances made by Branch Banking and Trust Company.

2.	Revolver Note dated November 20, 2014 payable by the Company to Citibank, N.A. in the amount of the lesser of $45,000,000 or the outstanding revolver advances made by Citibank, N.A.

3.	Revolver Note dated November 20, 2014 payable by the Company to Bank of America, N.A. in the amount of the lesser of $25,000,000 or the outstanding revolver advances made by Bank of America, N.A.

4.	Swing Advance Note dated November 20, 2014 payable by the Company to Branch Banking and Trust Company in the amount of the lesser of $5,000,000 or the outstanding Swing Line Loans made by Branch Banking and Trust Company.

No fees were due or owing as a result of the termination of the aforementioned agreements.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

4.1	First Amendment dated January 12, 2016 to the Third Amended and Restated Credit Agreement and Third Amended and Restated Credit Agreement dated as of January 12, 2016 between the Company, as borrower; Bank of America, N.A., as a Lender, Administrative Agent, Swing Line Lender and L/C Issuer ; and certain other lenders arranged by Bank of America Merrill Lynch as Sole Lead Arranger and Sole Bookrunner. FILED HEREWITH

4.2	Revolver Note dated January 12, 2016 payable by the Company to Bank of America, N.A. in the amount of the lesser of $110,000,000 or the outstanding revolver advances made by Bank of America, N.A. FILED HEREWITH

4.3	Revolver Note dated January 12, 2016 payable by the Company to Citibank, N.A. in the amount of the lesser of $75,000,000 or the outstanding revolver advances made by Citibank, N.A. FILED HEREWITH

4.4	Revolver Note dated January 12, 2016 payable by the Company to Capital One, N.A. in the amount of the lesser of $35,000,000 or the outstanding revolver advances made by Capital One, N.A. FILED HEREWITH

4.5	Revolver Note dated January 12, 2016 payable by the Company to SunTrust Bank in the amount of the lesser of $30,000,000 or the outstanding revolver advances made by SunTrust Bank. FILED HEREWITH

4.6	Third Amended and Restated Security and Pledge Agreement dated as of January 12, 2016 between the Company, as debtor, and Bank of America, N.A. as Administrative Agent (including Notices of Grant of Security Interest in Copyrights and Trademarks). FILED HEREWITH.

4.7	Assignment of Amended and Restated Credit Line Deed of Trust, Substitution of Trustee and Amendment, dated as of January 12, 2016, by and among the Company as grantor, PRLAP, INC, as trustee, and Bank of America, N.A., as Administrative Agent for Bank of America, N.A., Citibank, N.A., Capital One, N.A., and SunTrust Bank, as Beneficiaries relating to real property partially located in the County of Frederick, Virginia and partially located in the City of Winchester, Virginia. FILED HEREWITH

4.8	Amended and Restated Deed of Trust, dated as of January 12, 2016, by and among the Company as grantor, First American Title Insurance Company, as trustee, and Bank of America, N.A., Citibank, N.A., Capital One, N.A., and SunTrust Bank, as Beneficiaries relating to real property located in the County of Fernley, Nevada. FILED HEREWITH

4.9	Intellectual Property Security Interest Assignment Agreement, dated as of January 12, 2016, by and among the Company as borrower, Branch Banking and Trust Company, in its capacity as resigning Administrative Agent, and Bank of America, N.A. in its capacity as successor Administrative Agent including Notice of Grant of Security Interest in Copyrights and Notice of Grant o Security Interest in Trademarks. FILED HEREWITH

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

By:	/S/ Bryan H. Fairbanks
Name:	Bryan H. Fairbanks
Title:	Vice President and Chief Financial Officer

Dated: January 14, 2016

EXHIBIT INDEX

TREX COMPANY, INC.

Current report on Form 8-K

Exhibit No.	Description

4.1	First Amendment dated January 12, 2016 to the Third Amended and Restated Credit Agreement and Third Amended and Restated Credit Agreement dated as of January 12, 2016 between the Company, as borrower; Bank of America, N.A., as a Lender, Administrative Agent, Swing Line Lender and L/C Issuer ; and certain other lenders arranged by Bank of America Merrill Lynch as Sole Lead Arranger and Sole Bookrunner. FILED HEREWITH

4.2	Revolver Note dated January 12, 2016 payable by the Company to Bank of America, N.A. in the amount of the lesser of $110,000,000 or the outstanding revolver advances made by Bank of America, N.A. FILED HEREWITH

4.3	Revolver Note dated January 12, 2016 payable by the Company to Citibank, N.A. in the amount of the lesser of $75,000,000 or the outstanding revolver advances made by Citibank, N.A. FILED HEREWITH

4.4	Revolver Note dated January 12, 2016 payable by the Company to Capital One, N.A. in the amount of the lesser of $35,000,000 or the outstanding revolver advances made by Capital One, N.A. FILED HEREWITH

4.5	Revolver Note dated January 12, 2016 payable by the Company to SunTrust Bank in the amount of the lesser of $30,000,000 or the outstanding revolver advances made by SunTrust Bank. FILED HEREWITH

4.6	Third Amended and Restated Security and Pledge Agreement dated as of January 12, 2016 between the Company, as debtor, and Bank of America, N.A. as Administrative Agent (including Notices of Grant of Security Interest in Copyrights and Trademarks). FILED HEREWITH.

4.7	Assignment of Amended and Restated Credit Line Deed of Trust, Substitution of Trustee and Amendment, dated as of January 12, 2016, by and among the Company as grantor, PRLAP, INC, as trustee, and Bank of America, N.A., as Administrative Agent for Bank of America, N.A., Citibank, N.A., Capital One, N.A., and SunTrust Bank, as Beneficiaries relating to real property partially located in the County of Frederick, Virginia and partially located in the City of Winchester, Virginia. FILED HEREWITH

4.8	Amended and Restated Deed of Trust, dated as of January 12, 2016, by and among the Company as grantor, First American Title Insurance Company, as trustee, and Bank of America, N.A., Citibank, N.A., Capital One, N.A., and SunTrust Bank, as Beneficiaries relating to real property located in the County of Fernley, Nevada. FILED HEREWITH

4.9	Intellectual Property Security Interest Assignment Agreement, dated as of January 12, 2016, by and among the Company as borrower, Branch Banking and Trust Company, in its capacity as resigning Administrative Agent, and Bank of America, N.A. in its capacity as successor Administrative Agent including Notice of Grant of Security Interest in Copyrights and Notice of Grant o Security Interest in Trademarks. FILED HEREWITH